EXHIBIT 10.1

STOCK OPTION

CANCELLATION AGREEMENT

‘This Stock Option Cancellation Agreement is made effective as of the 4th day of January, 2007 between Renovis, Inc. (the “Company”) and [            ] (the “Optionee”).

WHEREAS, on the dates set forth on Exhibit A, the Optionee was granted options (the “Options”) to purchase the number of shares of the Company’s common stock set forth on Exhibit A (the “Shares”) at the per share exercise prices set forth on Exhibit A pursuant to the Company’s Amended and Restated 2003 Stock Plan (the “2003 Stock Plan”); and

WHEREAS, the Company desires to cancel the Options and the Optionee desires to relinquish any right, title or interest the Optionee may have in or to the Options, the Shares subject to the Options, and any agreement, written or oral, relating to the Options (each an “Option Agreement”).

NOW, THEREFORE, in consideration of the covenants and undertakings contained herein, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the Company and the Optionee agree as follows:

1. Effective as of the date hereof, and upon payment by the Company of $0.001 per share, the Optionee shall surrender the Options to the Company for cancellation and hereby waives, relinquishes and gives up any and all right, title or interest that the Optionee may have in or to the Options and the Shares subject thereto, as well as any right, title or interest in or under any Option Agreement.

2. The Company, upon payment of the agreed-upon consideration, is hereby relieved of all of its obligations to the Optionee under the Options and any Option Agreement. Shares reserved for issuance under the Options shall become available for future grants under the Company’s 2003 Stock Plan without shareholder approval in accordance with Rule 4350(i)(1)(A) of the Rules of the National Association of Securities Dealers, Inc. and interpretative guidance issued thereunder.

3. For the avoidance of doubt, the Optionee, in surrendering and relinquishing all right, title or interest in the Options, has no expectation, whether express, implied, or otherwise, of receiving future options grants or other equity-based awards from the Company, and the Company is under no obligation, whether express, implied, or otherwise, to grant future options to purchase shares or other equity-based awards to the Optionee.

(signature page follows)

IN WITNESS WHEREOF, the Company and the Optionee have caused this Agreement to be executed as of the date and year first above written.

RENOVIS, INC.

By:

Its:

OPTIONEE

(Signature)

(Print Name)

EXHIBIT A

STOCK OPTION GRANTS

Stock Option Grant Number	Grant Date	Number of Shares	Exercise Price